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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported) August 28, 2000





             Credit Suisse First Boston Mortgage Securities Corp.
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            (Exact name of registrant as specified in its charter)

           Delaware                  333-37616                13-3320910
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  (State or Other Jurisdiction     (Commission            (I.R.S. Employer
       of Incorporation)           File Number)          Identification No.)



11 Madison Avenue
New York, New York                                         10010
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(Address of Principal                                    (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (212) 325-2000
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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933,
Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") will incorporate by reference certain opinions of Brown & Wood LLP, dated August 28, 2000 into the Registrant's registration statement (File No. 333-37616) required by Item 601 of Regulation S-K.

Item 7.        Financial Statements, Pro Forma Financial
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               Information and Exhibits.
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          (a)     Not applicable.

          (b)     Not applicable.

          (c)     Exhibits:

                  Exhibit 5.2     Opinion of Brown & Wood LLP, Re: Legality
                  Exhibit 8.2     Opinion of Brown & Wood LLP, Re: Tax Matters
                  Exhibit 23.2    Consent of Brown & Wood LLP (included in
                                  Exhibit 5.2 and Exhibit 8.2)

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE SECURITIES CORP.



                                      By:  /s/ Kari Roberts
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                                           Vice President

Dated:  August 28, 2000

                                 Exhibit Index
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Exhibit                                                                 Page
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5.3    Opinion of Brown & Wood LLP, Re: Legality                          6

8.3    Opinion of Brown & Wood LLP, Re: Tax Matters                       8